UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 16, 2024, Hyatt Hotels Corporation (the “Company”) announced that an affiliate of the Company has completed the sale of the 1,641-room Hyatt Regency Orlando and adjacent 45 acres of land to affiliates of RIDA Development Corporation and an Ares Management Real Estate fund (together, the “Purchasers”) for approximately $1.07 billion, while retaining a long-term management agreement under the Hyatt Regency brand (the “Sale Transaction”). In connection with the Sale Transaction, the Company retained $265 million of non-controlling preferred equity and provided an additional $50 million of seller financing for the adjacent 45-acre land parcel. In addition, the Company has entered into a development agreement with Purchasers for a new Grand Hyatt hotel on the 45 acres of land adjacent to Hyatt Regency Orlando which is expected to have approximately 2,500 rooms and be developed in multiple phases. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

As a result of the completion of this Sale Transaction, the Company has exceeded its expanded $2 billion asset-disposition commitment announced in 2021, and the Company has now realized $2.6 billion of gross proceeds, net of acquisitions, at a 13.3x multiple over the three-year period. The Company expects to exceed 80% asset-light earnings mix in 2025.

2024 Updated Outlook

As a result of the Sale Transaction, the Company is providing the following updated outlook for the 2024 fiscal year. Full year 2024 outlook for Adjusted EBITDA remains in line with the outlook provided on August 6, 2024 adjusted for a $35 million reduction attributed to the Sale Transaction. Free Cash Flow remains in line with the outlook provided on August 6, 2024 adjusted for the $35 million reduction to Adjusted EBITDA and $135 million of cash tax payments related to the Sale Transaction. Capital Returns to Shareholders has increased $400 million compared to the outlook provided on August 6, 2024.

Full Year 2024 vs. 2023
System-Wide Hotels RevPAR[1]	3.0% to 4.0%
Net Rooms Growth	5.5% to 6.0%

(in millions)	Full Year 2024
Net Income	$1,425 - $1,495
Gross Fees	$1,085 - $1,115
Adjusted G&A Expenses[2]	$425 - $435
Adjusted EBITDA[2]	$1,100 - $1,140
Capital Expenditures	Approx. $170
Free Cash Flow[2]	$390 - $440
Capital Returns to Shareholders[3]	Approx. $1,250

[1]	RevPAR is based on constant currency whereby previous periods are translated based on the current period exchange rate. RevPAR percentage for 2024 vs. 2023 is based on comparable hotels.
[2]

Refer to the schedule attached as Exhibit 99.2 for a reconciliation of estimated Net Income attributable to Hyatt Hotels Corporation to Adjusted EBITDA, G&A expenses to Adjusted G&A expenses, and net cash provided by operating activities to Free Cash Flow. During the three months ended June 30, 2024, the Company revised its definition of Adjusted EBITDA to exclude transaction and integration costs and recast prior-period results to provide comparability. Refer to the Company’s Earnings Release dated August 6, 2024 for additional detail.

[3]	The Company expects to return capital to shareholders through a combination of cash dividends on its common stock and share repurchases.

No disposition or acquisition activity beyond what has been completed as of the date of this Form 8-K has been included in the 2024 updated outlook. The Company’s 2024 updated outlook is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

The information furnished under Item 7.01, including Exhibit 99.1 and Exhibit 99.2, in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Forward-Looking Statements

Forward-Looking Statements in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to the Company’s outlook, plans, objectives, goals, expectations, beliefs, business strategies, future events, business conditions, business trends and expectations, and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the risks discussed in the Company’s filings with the SEC, including our annual report on Form 10-K and subsequent reports, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Hyatt Hotels Corporation Press Release, dated August 16, 2024

99.2	Non-GAAP Reconciliation Schedule

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: August 16, 2024	By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer